UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2009

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

600 Research Drive
Wilmington, MA 01887
 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 3.01.                      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 23, 2009, Implant Sciences Corporation (the “Company”) received a notice from NYSE Amex LLC, formerly known as NYSE Alternext US LLC (the “Exchange”), stating that the Exchange’s Listing Qualifications Panel (the “Panel”) has affirmed the recommendation of the Exchange’s Corporate Compliance Department to delist the Company’s common stock. Accordingly, the Exchange intends to suspend trading in the Company’s common stock as soon as practicable, and will file an application with the Securities and Exchange Commission to strike the Company’s common stock from listing on the Exchange.

The Panel affirmed that the Company is not in compliance with the Exchange’s requirements for continued listing set forth in Section 1003(a)(iii) of the Exchange’s Company Guide, which requires a company to maintain stockholders’ equity in excess of $6,000,000 if it has sustained losses from continuing operations and/or net losses in its five most recent fiscal years. The Panel also stated that the Company had not demonstrated that it could bring itself into compliance with all applicable continued listing standards within the required timeframe.

The Company currently intends to request a further review of the Panel’s decision by the Exchange’s Committee on Securities. However, a review by the Committee on Securities will not stay the Panel’s decision to delist the Company’s common stock. The Company will therefore attempt to ensure that its common stock is quoted and eligible for trading on the Over-The-Counter Bulletin Board (the “OTCBB”) on or before the date on which trading is suspended by the Exchange, or as soon as practicable thereafter. No assurance can be given, however, that the common stock will be quoted on the OTCBB by such date, or at all.

Item 7.01.                      Regulation FD Disclosure.

On March 30, 2009, the Company issued a press release announcing the notice described in Item 3.01 above. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                      Exhibits.

99.1	Press release dated March 30, 2009, announcing receipt of notification from the Exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:         /s/ Glenn D. Bolduc
Glenn D. Bolduc
Chief Executive Officer

Date:  March 31, 2009

EXHIBIT INDEX

Exhibit No.                        Description

99.1	Press Release dated March 30, 2009, announcing receipt of notification from the Exchange.